                                EXHIBIT 10.5.8.3
 AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT BETWEEN INTERNATIONAL VERIFACT
                                     INC.,
    LBT INVESTMENTS, INC. AND L. BARRY THOMSON DATED AS OF JANUARY 25, 1998

                 AMENDMENT TO THE MANAGEMENT SERVICES AGREEMENT

    B E T W E E N :

             INTERNATIONAL VERIFACT INC., a corporation incorporated under the laws of Canada,

             (hereinafter referred to as the "Corporation")

                                                              OF THE FIRST PART,

                                           - and -

             LBT INVESTMENTS INC., a corporation incorporated pursuant to the laws of Ontario,

             (hereinafter referred to as the "Manager")

                                                             OF THE SECOND PART,

                                           - and -

             L. BARRY THOMSON, of the Town of Oakville, Province of Ontario,

             (hereinafter referred to as "THOMSON")

                                                              OF THE THIRD PART.

    WHEREAS the parties hereto entered into a management services agreement as of the 8th day of May, 1996, which was subsequently amended by agreements in writing dated the 1st day of October, 1996 and the 30th day of July, 1997 (collectively the "AGREEMENT");

    AND WHEREAS the Corporation, IVI Checkmate Corp., Checkmate Electronics, Inc. and Future Merger Corporation have entered into a combination agreement dated January 16, 1998 (the "COMBINATION AGREEMENT") which provides, INTER ALIA, that Thomson will be the President and Chief Executive Officer of Newco and Chief Executive Officer of the Surviving Corporation as at and from the Effective Time on the Effective Date (as such terms are defined in the Combination Agreement) upon such terms as are summarized in Exhibit H to the Combination Agreement;

    AND WHEREAS Thomson shall continue as President and Chief Executive Officer of the Corporation;

    AND WHEREAS the parties hereto wish to amend the Agreement and to reflect the intention and agreement of the parties with respect to the provision of Thomson by the Manager to Newco and the Surviving Corporation from and after the Effective Time on the Effective Date as contemplated by the Combination Agreement and as President and Chief Executive Officer of the Corporation;

    NOW THEREFORE in consideration of the premises and of the mutual covenants and agreements hereinafter set forth (the receipt and sufficiency of which is hereby acknowledged) and for other good and valuable consideration, the parties agree as follows:

    1. Paragraph 4(a) of the Agreement is amended by changing the amount of the annual management fee of Cdn.$250,000 to Cdn.$275,000 effective as at and from January 1, 1998.

    2. The parties hereto agree that they shall take such steps as may be required to ensure that upon the completion of the transactions contemplated by the Combination Agreement from and after the Effective Time on the Effective Date the Agreement shall be amended to provide that:

        (a) Paragraphs 1(a) and 1(b) shall be deleted form the Agreement.

        (b) The annual management fee referred to in paragraph 4(a) of the Agreement shall be a minimum of U.S. $275,000 for the calendar year 1998, U.S. $300,000 for the calendar year 1999 and U.S. $335,000 for the calendar year 2000. The annual management fee may be such higher amount as may be agreed by the Manager and the Corporation (or one of its affiliates, as the case may be). During and after the calendar year 2001, the annual a management fee shall be as agreed by the Manager and the Corporation (or one of its affiliates, as the case may be).

        (c) The minimum annual performance bonus payable pursuant to Paragraph 4(b) of the Agreement shall be not less than U.S. $50,000.

        (d) Thomson will be entitled to stock options having no less value and terms than the options granted to any other employee, officer or director of Newco or any of its affiliates.

        (e) Paragraph 7(b) shall be amended by deleting the words "and subsection 7(c) does not apply" from the second line thereof and subparagraphs 7(b)(i)(ii) and (iii) of the Agreement shall be amended by deleting the first word, "two", in each subsection and inserting the word "three" therefor.

        (f) Paragraph 7(c) shall be deleted from the Agreement.

    3. In all other respects the Agreement be and the same is hereby confirmed.

    4. All signatures of the parties to this Agreement may be transmitted by facsimile and each such facsimile shall for all purposes be deemed to be the original signature of the person whose signature it reproduces and shall be binding upon that person and on the party on whose behalf that person signed.

    5. This Agreement may be executed in one or more counterparts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

    IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first written above.

                                INTERNATIONAL VERIFACT INC.

                                Per:              /s/ PETER ROODE
                                     -----------------------------------------
                                                    Peter Roode,
                                      DIRECTOR AND MEMBER OF THE COMPENSATION
                                                     COMMITTEE

                                Per:             /s/ GEORGE WHITTON
                                     -----------------------------------------
                                                  George Whitton,
                                               CHAIRMAN OF THE BOARD

                                LBT INVESTMENTS INC.

                                Per:            /s/ L. BARRY THOMSON
                                     -----------------------------------------
                                                  L. Barry Thomson

                                Per:            /s/ L. BARRY THOMSON
                                     -----------------------------------------
                                                  L. Barry Thomson

/s/ P.A. FREEMAN
------------------------------
P.A. Freeman
WITNESS

                                       3